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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):   May 14, 1999

                               COWLITZ BANCORPORATION
               (Exact name of registrant as specified in its charter)

         WASHINGTON                  0-23881                91-152984
(State or other jurisdiction   (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)

                  927 COMMERCE AVENUE, LONGVIEW, WASHINGTON 98632
                      (Address of principal executive office)

                                   (360) 423-9800
                (Registrant's telephone number including area code)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release dated May 13, 1999 regarding transaction with Bay Mortgage Company.

          99.2 Press Release dated May 17, 1999 regarding creation of new bank branch,

                                     SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   COWLITZ BANCORPORATION


                                   By:  /s/ Charles Jarrett
                                        Charles Jarrett
                                        President,